UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2022 (August 15, 2022)

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2022, WiSA Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and an institutional investor (the “Investor”), pursuant to which the Company agreed to issue to the Investor a senior secured convertible note in the principal amount of $3,600,000 (the “Convertible Note”) and a warrant (the “Warrant”) to purchase up to 2,097,022 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an exercise price of $0.997 per share (the “Exercise Price”), in consideration for $3,000,000. Pursuant to the Purchase Agreement, upon the closing of the private placement of the Convertible Note and Warrant, pursuant to which Maxim Group LLC (“Maxim”), acted as placement agent (the “Private Placement”), the Company will receive gross proceeds of $3,000,000, before fees and other expenses associated with the transaction, including but not limited to, a $105,000 commitment fee payable to the Investor. The Company intends to use the net proceeds received by it in connection with the Private Placement primarily for working capital, debt repayment and general corporate purposes.

The Convertible Note matures on August 15, 2024, does not bear interest and ranks senior to the Company’s existing and future indebtedness and is secured to the extent and as provided in the Security Agreements (as defined below) entered into between the Investor and each of the Company and its wholly-owned subsidiary, WiSA, LLC (“WiSA”), as applicable, in connection with the Private Placement. The Convertible Note is convertible in whole or in part at the option of the Investor into shares of Common Stock (the “Conversion Shares”) at the Conversion Price (as defined below) at any time following the date of issuance of the Convertible Note.

The Convertible Note defines “Conversion Price” as equal to the lesser of (a) 90% of the average of the five lowest daily VWAPs (as defined in the Convertible Note) during the previous twenty trading days prior to delivery to the Company of the Investor’s applicable notice of conversion (the “Conversion Notice”) and (b) $0.926 (the “Base Conversion Price”). The Base Conversion Price is subject to full ratchet antidilution protection, subject to a floor conversion price of $0.50 per share (the “Floor Price”), a limitation required by the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), and certain exceptions upon any subsequent transaction at a price lower than the Base Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events; provided that in the event the Conversion Price equals the Floor Price, the Company is required to pay the Investor a cash amount determined pursuant to a formula in the Convertible Note, and provided further that the Floor Price will not apply in the event that the Company obtains Stockholder Approval (as defined in the Purchase Agreement) in accordance with Nasdaq rules. At any time after the closing date of the Private Placement, in the event that the Company issues or sells any shares of Common Stock or Common Stock Equivalents (as defined in the Convertible Note), subject to certain exceptions, at an effective price per share lower than the Base Conversion Price then in effect or without consideration, then the Base Conversion Price shall be reduced to the price per share paid for such shares of Common Stock or Common Stock Equivalents. Additionally, upon three days’ written notice to the holder after receipt of a Conversion Notice, in lieu of delivering Conversion Shares, the Company has the right to pay the Investor in cash an amount equal to 105% of the portion of the outstanding principal amount stated in such Conversion Notice. Further, at the Investor’s option, the Convertible Note is convertible into shares of Common Stock or redeemable for 103% of the portion of the outstanding principal amount to be converted in the event that any transaction causes the Conversion Price to be lower than the Floor Price. Subject to certain exceptions, commencing on the Conversion Trigger Date and for a nine-month period after such date, the Investor may convert only up to an aggregate of $250,000 in outstanding principal amount during any calendar month, provided, that if Stockholder Approval has been obtained, the Convertible Note is in default at the time or the Company meets certain capitalization conditions, such conversion limitation would not apply.

At any time after issuance of the Convertible Note, the Company may repay all (but not less than all) of the outstanding principal amount of the Convertible Note upon ten days’ written notice to the Investor (the “Prepayment Notice”). If the Company exercises its right to prepay the Convertible Note, the Investor shall have the right, upon five days’ written notice to the Company after receipt of the Prepayment Notice, to convert up to 33% of the principal amount of the Convertible Note at the Conversion Price. The Investor also has the right to make the Company repay 105% of the outstanding principal amount of the Convertible Note in the event of a Change of Control (as defined in the Purchase Agreement).

The obligations and performance of the Company under the Convertible Note and the Purchase Agreement are secured by: (a) a senior lien granted pursuant to security agreements between the Investor and each of the Company and WiSA, as applicable, on all of the assets of the Company and WiSA, respectively; (b) a senior lien granted pursuant to trademark security agreements between the Investor and each of the Company and WiSA, as applicable, on all of the trademark assets of the Company and WiSA, respectively; (c) a senior lien granted pursuant to a patent security agreement between the Investor and the Company on all of the patent assets of the Company; and (d) a pledge of certain securities pursuant to a pledge agreement between the Investor, the Company and WiSA (such agreements listed in (a)-(d) above, collectively, the “Security Agreements”). The payment and performance obligations of the Company under the Convertible Note and the Purchase Agreement are guaranteed pursuant to a guaranty by WiSA in favor of the Investor (the “Guaranty”).

The Warrant is exercisable immediately and will expire on the fifth (5th) anniversary of its date of issuance and may be exercised on a cashless basis in the event of a fundamental transaction involving the Company or if the resale of the shares of Common Stock underlying the Warrant is not covered by a registration statement. The Exercise Price is subject to full ratchet antidilution protection, subject to certain price limitations required by Nasdaq rules and regulations and certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

The conversion of the Convertible Note and the exercise of the Warrant are each subject to beneficial ownership limitations such that the Investor may not convert the Convertible Note or exercise the Warrant to the extent that such conversion or exercise would result in the Investor being the beneficial owner in excess of 4.99% (or, upon election of the Investor, 9.99%) of the Equity Interests (as defined in the Purchase Agreement), which beneficial ownership limitation may be increased or decreased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until 61 days following notice to the Company. Additionally, the Company may not issue shares of Common Stock underlying the Convertible Note or Warrant equal to more than 19.99% of the issued and outstanding shares of Common Stock as of the closing date of the Private Placement, without Stockholder Approval.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, pursuant to the Purchase Agreement, the Company has also agreed to the following covenants: (i) for so long as the earlier of the date on which (x) the Investor ceases to hold shares of Common Stock and (y) 30 days from the date on which the Convertible Note has been fully repaid or converted, the Company shall not, without the Investor’s prior written consent and subject to certain exceptions, enter into any variable rate transaction or transaction in which a third party is granted the right to receive Company securities based on future transactions of the Company on terms more favorable than those granted to such party pursuant to such initial transaction; (ii) to call a stockholder meeting to effect a reverse stock split of the Common Stock in the event that the closing trade price of Common Stock is less than $1.00; (iii) to promptly, but no later than November 13, 2022, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 or Form S-3 covering the resale of all shares of Common Stock issuable pursuant to the Convertible Note and the Warrant (the “Investor Shares”), respectively (the “Resale Registration Statement”), and to ensure such Resale Registration Statement is declared effective no later than 180 days following the closing date of the Private Placement; (iv) to grant the Investor piggy-back registration rights; (v) to use 20% of the proceeds from each issuance of debt or Equity Securities by the Company to repay the Convertible Note, so long as the Convertible Note remains outstanding; (vi) to grant the Investor a right of first offer to purchase up to 10% of any of the Company’s subsequent equity issuances for a two year period commencing on the closing of the Private Placement, which right does not apply to certain exempted transactions described in the Purchase Agreement; and (vii) to hold an annual or special meeting of the Company’s stockholders on or before February 1, 2023 for the purpose of obtaining stockholder approval of the Transaction Documents (as defined in the Purchase Agreement), including the issuance of the Investor Shares, as may be required by Nasdaq rules and regulations. The failure by the Company to timely file or maintain a Resale Registration Statement or make timely reports with the SEC in accordance with the terms of the Purchase Agreement would require the Company to pay the Investor an amount in cash equal to 2% of the outstanding principal amount of the Convertible Note on the date of such failure and for each thirty-day period thereafter, with a 10% cap, until such failure is cured.

The Convertible Note and the Purchase Agreement also each contain customary events of default, and also contain certain other events of default, which include, without limitation, failure to pay principal or damages in respect of the Convertible Note when due at maturity or otherwise, failure to satisfy any covenant in the Transaction Documents beyond the applicable grace period, defaults by the Company or WiSA in excess of $250,000, the Company’s Market Capitalization (as defined in the Convertible Note) is below $2,500,000 for ten consecutive days, the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement) with respect to the Company and WiSA taken as a whole, the occurrence of a Change of Control, failure to deliver the Conversion Shares within the periods specified in the Convertible Note, and certain judgment defaults, events of bankruptcy or insolvency of the Company or WiSA. Upon the occurrence of such an event of default under the Convertible Note, the Investor has the right to demand repayment of the Convertible Note at the default rate of 120% of the outstanding principal amount or to convert the Convertible Note at the lower of (i) the then-current Conversion Price and (ii) 80% of the average of the three lowest daily VWAPs during the twenty trading days prior to delivery to the Company of the applicable notice of conversion by the Investor, subject to the Floor Price in the event that Stockholder Approval has not been obtained.

Maxim Group LLC served as the sole placement agent (the “Placement Agent”) for the Company in connection with the Private Placement. In connection with the foregoing, the Company entered into a placement agency agreement with the Placement Agent (the “Placement Agency Agreement”), and agreed to issue the Placement Agent, in consideration for $100 in cash, a warrant to purchase up to an aggregate of 194,384 shares of Common Stock (the “Placement Agent Warrant”) at an exercise price of $0.997 per share, which Placement Agent Warrant is exercisable at any time on or after the six-month anniversary of the closing date of the Private Placement and will expire on the fifth (5th) anniversary of its date of issuance, is subject to 4.99%/9.99% beneficial ownership limitations, and may be exercised on a cashless basis in the event that the shares of Common Stock underlying the Placement Agent Warrant are not covered by a registration statement. In addition, the Placement Agent Warrant includes a registration rights provision granting the Placement Agent the same registration rights granted to the Investor pursuant to the Purchase Agreement . The Exercise Price is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes. Pursuant to the Placement Agency Agreement, in consideration for acting as the Placement Agent for the Private Placement, in addition to the Placement Agent Warrant, the Company has agreed to (i) pay the Placement Agent a cash fee of $240,000, (ii) grant the Placement Agent a nine-month right of first refusal following the consummation of the Private Placement to act as sole book-running manager, sole underwriter or sole placement agent in connection with a subsequent private placement or any other capital raising equity or equity-linked securities using an underwriter or placement agent, and (iii) grant the Placement Agent the same cash fees and warrants with respect to any public or private offering or other financing or capital raising transaction consummated within 12 months of the termination of the Placement Agency Agreement with any investor that was introduced to the Company by the Placement Agent during such agreement’s term. The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties thereto, and termination provisions.

The offer and sale of the securities in the Private Placement will be made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale will be made only to an “accredited investor” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investor regarding the Company or the securities offered and to be issued in the Private Placement.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Convertible Note, the Warrant, the Placement Agent Warrant, the Purchase Agreement, the Security Agreements and the Guaranty, and each such description is qualified in its entirety by reference to the full text of each such document, forms of which are attached as Exhibits 1.1, 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof with respect to the Purchase Agreement, the Convertible Note, the Security Agreements and the Guaranty is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 hereof with respect to the issuance of Company securities in connection with the Private Placement is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Private Placement. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Placement Agency Agreement by and between the Company and the Placement Agent.
4.1	Form of Senior Secured Convertible Note.
4.2	Form of Private Placement Warrant.
4.3	Form of Placement Agent Warrant.
10.1	Form of Securities Purchase Agreement by and between the Company and the Investor.
10.2	Form of Security Agreement by and between the Company and the Investor.
10.3	Form of Security Agreement by and between WiSA and the Investor.
10.4	Form of Trademark Security Agreement by and between the Company and the Investor.
10.5	Form of Trademark Security Agreement by and between WiSA and the Investor.
10.6	Form of Patent Security Agreement between the Company and the Investor.
10.7	Form of Pledge Agreement between the Company, WiSA and the Investor.
10.8	Form of Guaranty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer